Exhibit 5

         AGREEMENT WITH RESPECT TO THE JOINT FILING OF SCHEDULE 13D


               The undersigned agree, in accordance with the provisions of Regulation Section 240.13d-1 (f) (1) of the Securities Exchange Act of 1934, as amended (the "Act") to the joint filing of Schedule 13D of the Act pertaining to their ownership of securities of Odwalla, Inc., a California corporation. The undersigned further agree, each person or entity on whose behalf such statement is filed is responsible for its timely filing and for the timely filing of any amendment thereto and for the completeness and accuracy of the information concerning each person or entity contained therein.

               This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               IN WITNESS WHEREOF, the undersigned executed this Agreement this 12th day of May, 2000.

                                        WASSERSTEIN PERELLA GROUP, INC.


                                        By /s/ James C. Kingsbery
                                        -------------------------
                                        Name:  James C. Kingsbery
                                        Title: Chief Financial Officer


                                        WP MANAGEMENT PARTNERS, L.L.C.


                                        By /s/ James C. Kingsbery
                                        -------------------------
                                        Name:  James C. Kingsbery
                                        Title: Treasurer


                                        U.S. EQUITY PARTNERS, L.P.

                                        By WP MANAGEMENT PARTNERS, L.L.C.
                                           Its Sole General Partner


                                        By /s/ James C. Kingsbery
                                        -------------------------
                                        Name:  James C. Kingsbery
                                        Title: Treasurer


                                        U.S. EQUITY PARTNERS (OFFSHORE), L.P.

                                        By WP MANAGEMENT PARTNERS, L.L.C.
                                           Its Sole General Partner


                                        By /s/ James C. Kingsbery
                                        Name:   James C. Kingsbery
                                        Title:  Treasurer